Profit (loss) per share	12 Months Ended
Dec. 31, 2019
Profit (loss) per share [Abstract]
Profit (loss) per share
24	Earnings per share

As of December 31, 2019, 2018 and 2017, earnings per share was determined based on the weighted average number of shares outstanding during the year. There are no potentially dilutive instruments outstanding, therefore basic and diluted earnings per share are the same.